UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 9, 2024

Smurfit Westrock plc

(Exact name of registrant as specified in its charter)

Ireland (State or other jurisdiction of incorporation)	333-278185 (Commission File Number)	98-1776979 (I.R.S. Employer Identification No.)

Beech Hill, Clonskeagh

Dublin 4, D04 N2R2

Ireland

(Address of principal executive offices, including Zip Code)

+353 1 202 7000

(Registrant’s telephone phone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, par value $0.001 per share	SW	New York Stock Exchange (NYSE)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On July 5, 2024, Smurfit Kappa Group plc (“Smurfit Kappa”), Smurfit Westrock plc (“Smurfit Westrock”), WestRock Company (“WestRock”) and Sun Merger Sub, LLC (“Merger Sub”) completed a combination pursuant to a transaction agreement entered into between the parties on September 12, 2023 (the “Transaction Agreement). Pursuant to the Transaction Agreement and subject to the terms and conditions therein: (a) Smurfit Westrock acquired Smurfit Kappa by means of a scheme of arrangement under the Companies Act 2014 of Ireland (as amended) (the “Scheme”) and (b) Merger Sub merged with and into WestRock (the “Merger,” and together with the Scheme, the “Combination”), with WestRock surviving the Merger and becoming a wholly owned subsidiary of Smurfit Westrock.

The unaudited consolidated financial statements of Smurfit Westrock as of and for the three and six months ended June 30, 2024, including the notes related thereto, were filed with the SEC in Smurfit Westrock’s Quarterly Report on Form 10-Q on August 9, 2024. The unaudited condensed consolidated financial statements of Smurfit Kappa as of and for the three and six months ended June 30, 2024, including the notes related thereto, are filed herewith as Exhibit 99.1 and incorporated herein by reference. Information in Exhibit 99.1 is being filed with respect to the interim period ended June 30, 2024, which was before the consummation of the Combination. Accordingly, the disclosures herein, including the financial statements and related Management’s Discussion and Analysis, describe the business, financial condition, results of operations, liquidity and capital resources of Smurfit Kappa prior to the Combination, except as expressly provided herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit
99.1	Smurfit Kappa unaudited interim financial information.
104	Cover page interactive data file (formatted as inline xbrl).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Smurfit Westrock plc

/s/ Ken Bowles
Name:	Ken Bowles
Title:	Executive Vice President and Chief Financial Officer

Date: August 9, 2024